LIQUIDITY (Details Narrative) - USD ($)	12 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Jun. 30, 2019
Liquidity
Cash and Cash Equivalents, at Carrying Value	$ 4,912,442	$ 1,266,873
Net Cash Provided by (Used in) Operating Activities	$ 3,752,232	$ (2,212,271)	$ (1,268,951)
[custom:FutureMinimumCapitalExpenditureCommitmentDescription]	the Company had future minimum capital expenditure payable on its construction-in-progress projects of approximately $7.3 million within the next twelve months and additional $3.6 million for the next five years.
Future minimum capital expenditure.	$ 7,300,000
Additional construction in progress.	3,600,000
[custom:UnpaidTaxLiabilities-0]	$ 4,400,000